Exhibit 99.1

Corporate Presentation September 2021 Nasdaq: BHTG

This presentation has been prepared by BioHiTech Global, Inc . (“BioHiTech” or the “Company”) and includes information from other sources believed by management to be reliable . No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein . This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein . The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice . Additionally, the COVID - 19 pandemic has created further risks and uncertainties, including disruptions to certain of our customer’s operations, which negatively impacted the Company’s operations as discussed in our filings with the U . S . Securities and Exchange Commission (“SEC”) . This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward - looking statements within the meaning of the “safe - harbor” provision of the Securities Litigation Reform Act of 1995 . ” These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct . All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward - looking statements . Actual results could differ materially from those reflected in the forward - looking statements contained herein as a result of a variety of factors, many of which are beyond the Company’s control . Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under “Item 1 . A . Risk Factors” in our Form 10 - K filed with the SEC on April 16 , 2021 , for the year ended December 31 , 2020 . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security . Any such offer will be made solely to “accredited investors” or “qualified institutional buyers,” as defined by Rule 501 of Regulation D, or investors who are not “U . S . Person” as defined in Rule 902 (k) of Regulation S, each promulgated under the Securities Act of 1933 , as amended . This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks of investing involving our Company . Forward Looking Statement & Safe Harbor 2

3 BioHiTech’s Promise 3

Executive Summary Cost - effective digesters process food waste at its source, divert waste from landfills, improve operations, reduce carbon emissions and harmful methane that contribute to climate change. Cloud - based data analytics platform empowers customers to measure, analyze, and curb their food waste at the source, improve supply chain, inventory control and adopt best practices. Resource recovery facility has patented technology that converts trash into an EPA - recognized Solid Recovered Fuel (SRF), reducing landfill usage by up to 80% and lowering associated CO 2 emissions. Technology Services Company Focused on Waste Management Solutions that Improve Environmental Outcomes Strong financial performance driven by momentum in digester business. Q2’21 $3.5M revenue marked third consecutive quarter of record revenue since the company went public in 2015. 4

BioHiTech’s Mission 5 Our mission is to reduce the environmental impact of waste and how it is managed, driving sustainability and ESG responsibility through all we do.

A Future With Less Landfill Waste Is A Future Less Wasted 6 BioHiTech Global develops and markets a suite of products and services to help reduce waste generation at its source, significantly reduce landfill usage, and create a valuable high quality renewable fuel. Our technology, products, and services include aerobic food waste digesters, cloud - based data analytics tools, and sophisticated facilities for processing municipal solid waste into EPA - recognized Solid Recovered Fuel (SRF).

Current Environmental Challenges 7 » 79.9% of all non - recyclable waste generated ends up in landfills. 1 » 14.1% of methane gas emissions come from landfills. 2 » 30% to 40% of US food production is wasted. 3 » 21.9% of total waste deposited in landfills is food. 1 » 19.2% of total waste deposited in landfills are plastics. 1 » In 2019, 35% of the 229 million tons of food produced in the U. S. was unsold or uneaten. 1 https://www.epa.gov/facts - and - figures - about - materials - waste - and - recycling/national - overview - facts - and - figures - materials 2 https://www.epa.gov/lmop/basic - information - about - landfill - gas 3 https://www.fda.gov/food/consumers/food - waste - and - loss

Our Solutions Improve Environmental Outcomes 8 » Reduce or Eliminate Landfill Usage. » Convert Organic Waste and Non - Recyclable Materials into Alternative Fuel. » Lower Carbon Emissions and other Harmful Greenhouse Gases. » Reduce Plastics in our Oceans. 8

Our Solutions Drive Sustainability and ESG Leadership 9 » Our Revolution Food Digester Series of products combine biology and technology to drive a revolution in sustainable food waste disposal. » On - site aerobic digester converts food waste into a liquid that is safely discharged through any standard sewer line, lowering landfill usage, carbon emissions and greenhouse gasses. » Cloud - based Food - Digester Data Analytics Platform reduces food waste generation, improves supply chain and inventory control. » Our High - Efficiency Biological Treatment (HEBioT) Resource Recovery Facility for Mixed Municipal Solid Waste converts waste into an EPA - recognized Solid Recovered Fuel (SRF) for use as an alternative to coal. » BioHiTech is the ONLY company to utilize this proven and patented technology in the US. » Reduces landfill usage by up to 80%. » Addresses the non - recyclable plastics problem. Sustainable Food Waste Disposal Renewable Solid Recovered Fuel

10 » Increased global focus on reducing carbon footprint driving strong demand for our solutions. » Large target markets in early stages of adoption represent significant growth opportunities. » Corporate social responsibility and government regulatory efforts driving accelerated demand for sustainable disposal technologies. » Cost - effective proprietary technologies that provide sustainable environmental benefits. » Corporate initiatives driving improved financial performance: ▪ Q2’21 $3.5M revenue marked third consecutive quarter of record revenue since the company went public in 2015 ▪ Strong Digester sales growth ▪ Improved fiscal and operational management BioHiTech Value Drivers

Flagship Products - The Revolution Series Digesters 11 On - Site Food, Cost - Effective Solution for Waste Measurement & Disposal ▪ Located on - site, processes food waste using a combination of microorganisms, oxygen and water, into a grey water that safely discharges to the sanitary sewer line. ▪ Capable of processing up to 1,400 lbs. of food waste per day. ▪ Patented waste measurement and proprietary, real - time, cloud - based data analytics. Functionality ▪ Substantial cost savings by eliminating food waste on - site, reducing traditional disposal costs. ▪ By better understanding usage patterns, customers can reduce food purchases reducing costs. ▪ Improves operational efficiencies by reducing time associated with traditional disposal process. Benefits

Data Analytics Platform Gives Customers Valuable Insights 12 Cloud - based IoT software platform provides real - time data analytics on food digester and food waste generation ▪ Measurement tools quantify sources of waste. ▪ Provides precise metrics on type and volume of waste processed. ▪ Produces customized dashboard and detailed analytics reports. ▪ Pre - installed on digesters and can be linked to create interconnected networks. Functionality ▪ Stops food waste at its source - Analytics enable users to minimize food waste through enhancing order patterns. ▪ Lower food waste results in cost savings. ▪ Improves Supply Chain Management. ▪ Helps companies with regulatory compliance through accurate measurement of food waste. Benefits

Gaining Momentum in Travel, Tourism & Hospitality 13 » Carnival Corporation purchase orders for digesters since they commenced in 2020 amount to $11 million. » Establishing leadership for digestor technology in cruise line industry. » Increasing brand adoption within Carnival family of cruise lines including Carnival Cruise line, Costa Cruises, Cunard, P&O, Princess Cruises and Holland America. » Leveraging Carnival momentum targeting complementary verticals. 13

14 Select Digester Customers and Partners BioHiTech Revolution Series Digester Customers & Industries Served Government Food Service Retail Maritime/Cruise Hospitality Healthcare

15 BioHiTech’s Flagship Resource Recovery Facility West Virginia

Flagship Resource Recovery Facility: Entsorga West Virginia 16 ▪ Commenced operations in Q2 2019. ▪ Financed through $33 million in bond issuances by the West Virginia Economic Development Authority. ▪ BioHiTech owns majority interest (partners include Kinderhook Industries and Entsorga Italia). ▪ Self contained, automated and odorless. ▪ Produces EPA - recognized SRF. ▪ Eliminates outside environmental exposure to waste. ▪ Achieves 80% landfill diversion and extends the useful life of landfills by 5x. Location of Facility Martinsburg, W.Va Design Capacity 110,000 tons per year Waste Types Mixed Municipal Solid Waste and Commercial & Industrial Waste Operational Availability 8,000 hours per year Stockpiling Availability 4,500 tons in bio - stabilization area 300 tons in receiving area Energy Produced Up to 50,000 tons per year Engineered Solid Recovered Fuel (SRF) Materials Recovered/Recycled Up to 4,000 tons per year of Metals and up to 5,000 tons of other inerts (glass, rocks, dirt) Residuals Landfilled Approximately 20,000 tons per year (20%) The Martinsburg facility is the first mixed municipal solid waste processing facility in the U.S. to utilize the patented HEBioT process.

BioHiTech's Resource Recovery Solutions vs. Traditional Disposal

biohitech


Transfer Station
Collection Vehicles Aggregated
(manual sorting)
Recycled Metals 3% to 5%
Residual for Landfill 95%+
Traditional Disposal Method
95% plus
LANDFILL
Same Tipping Fee Per Truck
BioHiTech Solution
Patented Waste Conversion Process
Weight Loss of 30% to 35%
Mechanical Pre-Screening
Biological Process
Refinement and Sorting
Recycled Metals 3% to 5%
Solid Recovered Fuel 40% to 50%
Inert Materials 8% to 10%
Other Residual for Landfill 15% to 20%
✓ Reduces CO2[1] and Methane Emissions
✓ Multiple Revenue Streams
Potential uses – Fill or other industrial[2]
20% or Less

[1] CO2 reduction expected to be attained through reduced long-haul trucking of waste to landfills.
[2] Inert materials are currently landfilled with the Company exploring other potential uses.

17

Resource Recovery Commercialization Roadmap 18 ▪ Focusing on plant optimization using proprietary High Efficiency Biological Treatment ( HEBioT ) to improve productivity that will be implemented in future plants. ▪ Explore additional uses of Solid Recovered Fuel and other potential fuels for gasification and uses like feedstock for Bioplastics that could be developed. ▪ Entered into project management services agreement with Lone Cypress Energy Services to evaluate and develop new HEBioT projects. ▪ West Virginia passed new legislation that eliminates solid waste assessment fees for mixed waste processing and resource recovery facilities. ▪ New legislation makes renewable energy a more attractive investment and improves BioHiTech’s economics in the state of West Virginia.

Executing on Growth Strategies 19 Revolution Digesters Plants & Feedstock ▪ Leverage recent success from Carnival orders to highlight benefits of the technology to expand into other verticals. ▪ Focus on penetrating maritime, government, retail, food service, healthcare, hospitality, and others. ▪ Attractive sales model with sale, lease, recurring maintenance revenue and revenue from cloud - based analytics platform. ▪ Project management services agreement with Lone Cypress Energy Services will provide more resources to evaluate the development new facilities. ▪ Explore additional uses of Solid Recovered Fuel and other potential fuels for gasification and uses like feedstock for Bioplastics. ▪ Focus on optimizing plant economics to drive higher revenues and profits.

Key Metrics 20 Stock & Financial Summary Stock Symbol: BHTG NASDAQ CM Stock Price (9/7/21) $1.54 52 Week Range $1.10 - $4.03 Common Shares Outstanding (8/04/21) 28.4M Market Capitalization $43.7M Q2 - 21 Revenue $3.5M, +124% Y/Y Cash (a/o 6/30/21) $8.7M

Corporate Highlights 21 ▪ Strong growth trend supported by expanding demand profile. ▪ Large and growing market opportunities across broad industry sectors. ▪ Solutions drive real ESG results; reduce food waste, lower carbon footprint, landfill reduction. ▪ Cost effective, proprietary technologies. ▪ Recent Carnival wins highlight Company’s success in penetrating the maritime industry. ▪ Additional plant development opportunities under evaluation. ▪ Disciplined, experienced management team.

Management Team 22 Anthony Fuller, Chief Executive Officer ▪ 30 - year career at Walmart where he was instrumental in the global expansion of Walmart’s renewable energy efforts. ▪ Served on Walmart’s Global Sustainability Steering Committee, providing innovative direction for all the Company’s sustainabi lit y efforts. ▪ Member of BioHiTech’s board of directors since 2017. Robert Joyce, Chief Operating Officer ▪ 30 years of experience in technology and engineering industries. ▪ Responsible for the design, engineering and manufacturing of BioHiTech’s Revolution Digesters and the architect of the its da ta analytics platform. ▪ Joined BioHiTech in 2013. Lisa Giovannielli, VP of Corporate Communications ▪ 25 years of experience in marketing, communications, public relations, investor relations, financial planning and corporate d eve lopment. ▪ Joined BioHiTech in 2010. Emily Dyson, VP of Science, Research and Development ▪ Emily Dyson has 30 years of experience in environmental science management, research, and program development, focusing on su sta inability and compliance. ▪ Joined BioHiTech in 2015. Brian Essman, Chief Financial Officer ▪ Over 30 years of experience as a senior financial executive. ▪ Career includes a wide range of industry experiences, including strategic, operational and financial leadership roles. ▪ Joined BioHiTech in 2015.

Board of Directors 23 Frank E. Celli, Chairman ▪ Joined BioHiTech in 2008. Has over 25 years of waste industry experience. James D. Chambers, Director ▪ Joined BioHiTech in 2008. Has 15 years of management consulting and investing experience. Bob A. Graham, Director ▪ Joined BioHiTech in 2013. Has over 25 years of operational and financial executive management experience. Harriet Hentges, Director ▪ Joined BioHiTech in 2015. Held various positions at firms such as Hentges Associates, Hentges Kahn & Strauss, Sears Roebuck, Wa l - Mart and Ahold. Anthony Fuller, Chief Executive Officer and Director ▪ Joined BioHiTech in 2017. Has 30 years experience, including executive roles at Walmart. Nicholaus Rohleder, Director ▪ Joined BioHiTech in 2020. He is co - founder and Environmental Technology Portfolio Manager at New American Energy, responsible fo r the implementation of the firm’s pure play alternative energy and sustainability strategy. Walter Littlejohn III, Director ▪ Joined BioHiTech in 2020. Has over 29 years of experience in the travel industry including key executive roles at Crystal Ri ver Cruises, Expedia and Carnival Cruise Lines.

24 BioHiTech Global Inc. NASDAQ: BHTG Corporate Office 80 Red Schoolhouse Road Suite 101 Chestnut Ridge, NY 10977 Tel: 845.262.1081 IR Contact Information Peter Serra CORE IR ir@biohitech.com www.biohitech.com For More Information